Exhibit 10.1

AGL RESOURCES INC.

LONG-TERM INCENTIVE PLAN (1999)

INCENTIVE STOCK OPTION AGREEMENT

This Agreement sets forth the terms of an Incentive Stock Option granted under the above-named Plan.

Name of Participant:__________________________________________________________________________________

Date of Grant:_____________________________ Number of Option Shares:_______________________

Exercise Price: $ ________________________ per share (no less than the fair market value on date of grant)

Reload Options: This option     ☐shall     ☐shall not be subject to reload options.
Reload Options shall be limited to: ________________________________________________

Exercisability: This option shall first become exercisable as follows:

☐  Immediately exercisable upon date of grant

☐      _______ percent of option shares exercisable on the first anniversary of the date of grant;
_______ percent of option shares exercisable on each successive anniversary of the date of grant.

☐     Other: ___________________________ ___________________________________________

Notwithstanding the above, all shares under this option shall become exercisable upon the death, disability or retirement (as defined in the Plan) of the Participant or upon a change of control of AGL Resources Inc. (as defined in the Plan). Also, in the event of the Participant’s termination of employment for any reason other than death, disability or retirement (as defined in the Plan), any portion of the option which has not become exercisable shall immediately terminate.

Term of Exercisability: Once all or a part of the option becomes exercisable, it shall remain exercisable until the earliest of:

☐	The one-year anniversary of the Participant’s termination of employment due to death, disability or retirement (as defined in the Plan)

☐	The date of the Participant’s termination of employment for any reason other than death, disability or retirement (as defined in the Plan)

☐    The date that is ten (10) years from the date of grant

☐    Other:__________________________________________________________________________________

Transferability: This option may not be transferred by any means other than the laws of descent and distribution.

This Option Agreement is subject to the terms and conditions of the Plan. The Participant has received a copy of the Plan’s prospectus, including a copy of the Plan. The Participant agrees to the terms of this Option Agreement, which may be amended only upon a written agreement signed by the parties hereto. The Company will notify the Participant of the methods by which this option may be exercised.

This _______ day of ____________________, 2______.

AGL RESOURCES INC.              PARTICIPANT:

By: _____________________________________     ___________________________________________
Melanie M. Platt, Senior Vice President

AGL RESOURCES INC.
LONG-TERM INCENTIVE PLAN (1999)

NONQUALIFIED STOCK OPTION AGREEMENT

This Agreement sets forth the terms of a Nonqualified Stock Option granted under the above-named Plan.

Name of Participant: ___________________________________________________________________________________

Date of Grant: _______________________________ Number of Option Shares:________________________________

Exercise Price: $ ________________________ per share (no less than the fair market value on date of grant)

Reload Options: This option [shall/shall not] be subject to reload options.
Reload Options shall be limited to: __________________________________________________________

Exercisability: This option shall first become exercisable as follows:

☐ Immediately exercisable upon date of grant
☐  _______ percent of option shares exercisable on the first anniversary of the date of grant;
_______ percent of option shares exercisable on each successive anniversary of the date of grant.
☐ Other:__________________________________________________________________________________

Notwithstanding the above, all shares under this option shall become exercisable upon the death, disability or retirement (as defined in the Plan) of the Participant or upon a change of control of AGL Resources Inc. (as defined in the Plan). Also, in the event of the Participant’s termination of employment for any reason other than death, disability or retirement (as defined in the Plan), any portion of the option which has not become exercisable shall immediately terminate.

Term of Exercisability: Once all or a part of the option becomes exercisable, it shall remain exercisable until the earliest of:

☐	The one-year anniversary of the Participant’s termination of employment due to death, disability or retirement (as defined in the Plan)

☐	The date of the Participant’s termination of employment for any reason other than death, disability or retirement (as defined in the Plan)

☐    The date that is ten (10) years from the date of grant

☐    Other:__________________________________________________________________________________

Transferability:   The Participant:

☐	may transfer the option pursuant only to the laws of descent and distribution
☐	may transfer the option in the following manner: ________________________________________________

This Option Agreement is subject to the terms and conditions of the Plan. The Participant has received a copy of the Plan’s prospectus, including a copy of the Plan. The Participant agrees to the terms of this Option Agreement, which may be amended only upon a written agreement signed by the parties hereto. The Company will notify the Participant of the methods by which this option may be exercised.

This _______ day of ____________________, 2_____.

AGL RESOURCES INC.              PARTICIPANT:

By: _____________________________________      ____________________________________________
Melanie M. Platt, Senior Vice President

AGL RESOURCES INC.
LONG-TERM INCENTIVE PLAN (1999)

RESTRICTED STOCK AGREEMENT

This Agreement sets forth the terms of Restricted Stock awarded under the above-named Plan.

Name of Participant: ___________________________________________________________________________________

Date of Award:_____________________________ Number of Restricted Shares:_______________________________

Vesting: The restricted shares shall first become vested as follows:

☐ Immediately vested upon date of award

☐ _______ percent of restricted shares vested on the first anniversary of the date of award;
     _______ percent of restricted shares vested on each successive anniversary of the date of award.

☐ Other:__________________________________________________________________________________

Notwithstanding the above, all restricted shares under this award shall become vested upon a change of control of AGL Resources Inc. (as defined in the Plan). In the event of the Participant’s termination of employment for any reason, any portion of the award which is not vested shall be forfeited immediately.

Transferability:   The Participant:

☐  may not transfer restricted shares still subject to restriction

☐  may transfer restricted shares still subject to restriction in the following manner:_______________________

_______________________________________________________________________________________

This Restricted Stock Agreement is subject to the terms and conditions of the Plan. The Participant has received a copy of the Plan’s prospectus, including a copy of the Plan. The Participant agrees to the terms of this Restricted Stock Agreement, which may be amended only upon a written agreement signed by the parties hereto.

This _______ day of ____________________, 2______.

AGL RESOURCES INC.              PARTICIPANT:

By: _____________________________________      ____________________________________________
Melanie M. Platt, Senior Vice President